UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers Preferred Securities and Income Fund:
Class A	10.88%
Class C	10.50%
Class F	11.05%
Class I	11.01%
Class R	10.70%
Class Z	11.04%
ICE BofAML Fixed Rate Preferred Securities Index[a]	11.98%
Blended Benchmark—60% ICE BofAML US IG Institutional Capital Securities Index/20% ICE BofAML Core Fixed Rate Preferred Securities Index/20% Bloomberg Barclays Developed Market USD Contingent Capital Index[a]	11.80%
S&P 500 Index[a]	18.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance

[a]

The ICE BofAML Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofAML US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Following widespread market disruption at the end of 2018, preferred securities rebounded with strong total returns in the first half of 2019. The dislocation had been caused, in part, by fears that the Federal Reserve would be too aggressive in raising interest rates. However, in the face of softening economic data, trade uncertainty and declining inflation, the Fed and other central banks signaled a greater willingness to ease monetary policies.

Sovereign bond yields broadly declined in response to weaker economic forecasts. The yield on the 10-year U.S. Treasury fell to 2.0% from a high of 2.6% at the start of the year, and the entire yield curve inverted relative to overnight lending rates. Yields on 10-year German and Japanese sovereign bonds both fell below zero for the first time since 2016, while the French equivalent dropped to zero for the first time. U.K. 10-year government bond yields also ended lower, showing volatility in response to shifting sentiment toward Brexit.

The U.S. Federal Reserve left rates unchanged at its June meeting but strongly suggested that rate cuts were in the offing with seven FOMC members projecting rate cuts via the “dot plot” showing their forward rate expectations. As well, European Central Bank (ECB) President Mario Draghi set the stage for further easing to combat the decline in inflation expectations, including the possibility of additional rate cuts and greater quantitative easing measures. With economies slowing but still relatively healthy, credit markets responded positively to the anticipated stimulus.

This provided a favorable environment for preferred securities, which were among the top-performing fixed income categories in the period, outperforming long-term U.S. Treasury paper and investment-grade corporate bonds.

Fund Performance

The Fund had positive total return in the six months ended June 30, 2019 but underperformed its blended benchmark.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Declining interest rates and a record amount of negative-yielding debt helped fuel demand for preferreds and other higher-yielding securities during the period. The Fund’s allocation to longer-duration, rate-sensitive perpetual securities contributed to relative performance.

Central banks’ dovish turn was seen as a positive for corporate credit fundamentals, benefiting lower-quality securities. With sovereign yields falling and credit spreads contracting, the Fund’s allocations to securities with higher amounts of call protection added to the Fund’s relative performance, as prices of these securities rose more significantly as yields fell. This included choosing not to own certain issues with shorter time periods before issuers’ call dates or resets, as well as overweight positions in certain securities with longer-dated calls or resets.

Contingent capital securities (CoCos) were strong performers as well, aided in part by expectations of further easing actions by the ECB. However, the Fund’s security selection in CoCos detracted from relative performance. This included the timing of our allocation in a high-yielding Deutsche Bank security that outperformed in the search for yield among European credit investors and amid speculation about a potential merger that could improve the bank’s fundamental outlook. Additionally, we held overweight positions in certain CoCos that we believed were of higher quality, but which underperformed in the rally.

At the sector level, security selection in the insurance sector contributed materially to relative performance, including an overweight position in a long-duration issue from Arch Capital that returned more than 25%. The portfolio additionally benefited from selective purchases of new issues, such as an out-of-index security from Athene Holding Ltd. that was well received. Overweight positions in certain securities that benefited from exchange-traded fund (ETF) buying also aided relative performance. Security selection in the utilities sector also aided relative performance, due in part to a non-allocation in high-quality, shorter-dated issues from Dominion Resources and an overweight in a long-dated issue from Enel, which benefited from European spread tightening.

The Fund’s security selection in the banking sector detracted from relative performance, as the Fund owned certain relatively short-duration issues that trailed the benchmark in the declining-rate environment. Security selection in pipelines further detracted. The portfolio did not own certain long-duration securities with low resets from pipeline issuers that outperformed as credit spreads narrowed. An underweight position in a certain credit-sensitive preferred issue from General Electric (GE) additionally hindered performance relative to the benchmark, as investors were encouraged by steps taken to strengthen the company’s balance sheet. However, the Fund held other senior debt paper of GE that contributed to performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2019

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	4.07%[a]	6.39%[b]	—	—	—	—
1 Year (without sales charge)	8.12%	7.39%	8.40%	8.43%	7.88%	8.48%
5 Years (with sales charge)	4.75%[a]	4.88%	—	—	—	—
5 Years (without sales charge)	5.55%	4.88%	—	5.89%	—	—
Since Inception[c] (with sales charge)	7.61%[a]	7.35%	—	—	—	—
Since Inception[c] (without sales charge)	8.06%	7.35%	5.66%	8.42%	5.72%	6.26%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2019 prospectus were as follows: Class A—1.16% and 1.16%; Class C—1.81% and 1.81%; Class F—0.81% and 0.81%; Class I—0.87% and 0.86%; Class R—1.31% and 1.31%; and Class Z—0.81% and 0.81%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2021, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019—June 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[a] January 1, 2019— June 30, 2019
Class A
Actual (10.88% return)	$1,000.00	$1,108.80	$6.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class C
Actual (10.50% return)	$1,000.00	$1,105.00	$9.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00

Class F
Actual (11.05% return)	$1,000.00	$1,110.50	$4.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

Class I
Actual (11.01% return)	$1,000.00	$1,110.10	$4.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26

Class R
Actual (10.70% return)	$1,000.00	$1,107.00	$6.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

Class Z
Actual (11.04% return)	$1,000.00	$1,110.40	$4.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 0.85%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

June 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

General Electric Co., 5.00%, Series D	$156,176,711	2.1
Wells Fargo & Co., 6.18%, Series K (FRN)	122,173,084	1.6
Prudential Financial, Inc., 5.625%, due 6/15/43	103,568,087	1.4
MetLife, Inc., 9.25%, due 4/8/38, 144A	102,186,087	1.3
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)	97,260,095	1.3
JPMorgan Chase & Co., 6.75%, Series S	96,808,896	1.3
Credit Suisse Group AG, 7.50%, 144A (Switzerland)	96,364,439	1.3
GMAC Capital Trust I, 8.303%, due 2/15/40, Series 2 (TruPS) (FRN)	94,397,421	1.2
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)	94,316,627	1.2
Credit Agricole SA, 8.125%, 144A (France)	92,643,411	1.2

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares		Value
EXCHANGE-TRADED FUNDS	0.9%
Invesco Preferred ETF		3,062,260		$44,800,864
iShares US Preferred Stock ETF		734,115		27,052,138

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$71,996,793)				71,853,002

PREFERRED SECURITIES—$25 PAR VALUE	20.0%
BANKS	6.5%
Bank of America Corp., 6.20%, Series CCa		662,996		17,397,015
Bank of America Corp., 6.00%, Series EEa		665,647		17,686,241
Bank of America Corp., 6.00%, Series GGa		1,369,510		36,620,697
Bank of America Corp., 5.875%, Series HHa		1,630,325		42,567,786
Bank of America Corp., 5.375%, Series KKa		319,175		7,963,416
Citigroup, Inc., 6.30%, Series Sa		1,157,726		30,262,958
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Da,b		213,800		5,729,840
GMAC Capital Trust I, 8.303% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[c]		3,612,607		94,397,421
Huntington Bancshares, Inc., 6.25%, Series Da		1,092,280		28,279,129
JPMorgan Chase & Co., 6.15%, Series BBa		291,074		7,626,139
JPMorgan Chase & Co., 6.125%, Series Ya		376,646		9,702,401
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,b		673,837		17,236,750
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,b		632,116		17,301,015
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		1,929,000		49,864,650
Sterling Bancorp, 6.50%, Series Aa		162,633		4,462,649
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,b		886,000		22,947,400
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,b		653,191		17,152,796
Wells Fargo & Co., 6.00%, Series Va		818,956		21,440,268
Wells Fargo & Co., 5.70%, Series Wa		345,763		8,944,889
Wells Fargo & Co., 5.625%, Series Ya		1,037,631		26,573,730
Wells Fargo & Co., 7.50%, Series La		8,000	†	10,913,600

				495,070,790

CONSUMER CYCLICAL—AUTOMOBILES	0.1%
Ford Motor Co., 6.20%, due 6/1/59		255,269		6,736,549

ELECTRIC	1.8%
INTEGRATED ELECTRIC	0.3%
DTE Energy Co., 5.375%, due 6/1/76, Series B		363,842		9,445,338
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[b]		348,222		9,227,883

				18,673,221

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REGULATED ELECTRIC	1.5%
CMS Energy Corp., 5.875%, due 10/15/78		302,950	$8,073,617
CMS Energy Corp., 5.875%, due 3/1/79		1,744,600	46,284,238
Duke Energy Corp., 5.625%, due 9/15/78		100,000	2,672,000
Duke Energy Corp., 5.75%, Series Aa		1,975,600	52,195,352
Southern Co./The, 6.25%, due 10/15/75		279,301	7,421,028

			116,646,235

TOTAL ELECTRIC			135,319,456

FINANCIAL	2.4%
DIVERSIFIED FINANCIAL SERVICES	0.7%
Apollo Global Management LLC, 6.375%, Series Ba		532,141	13,761,166
KKR & Co., Inc., 6.75%, Series Aa		1,192,930	31,779,655
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, US		212,000	5,658,280

			51,199,101

INVESTMENT ADVISORY SERVICES	0.1%
Ares Management Corp., 7.00%, Series Aa		442,123	11,698,575

INVESTMENT BANKER/BROKER	1.6%
Carlyle Group LP/The, 5.875%, Series Aa		548,000	13,245,160
Charles Schwab Corp./The, 5.95%, Series Da		331,757	8,741,797
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		907,556	24,903,337
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		1,900,656	50,975,594
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		788,204	20,745,529

			118,611,417

TOTAL FINANCIAL			181,509,093

INDUSTRIALS—CHEMICALS	0.7%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,b]		853,736	22,410,570
CHS, Inc., 6.75% to 9/30/24, Series 3[a,b]		814,867	21,048,015
CHS, Inc., 7.50%, Series 4[a]		452,176	12,303,709

			55,762,294

INSURANCE	3.2%
LIFE/HEALTH INSURANCE	0.5%
MetLife, Inc., 5.625%, Series Ea		557,217	14,431,920
Voya Financial, Inc., 5.35% to 9/15/29, Series Ba,b		903,475	22,839,848

			37,271,768

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	0.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series A (Bermuda)[a,b]		2,169,275	$57,268,860

MULTI-LINE	0.4%
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		203,075	5,160,135
WR Berkley Corp., 5.75%, due 6/1/56		928,660	23,940,855

			29,100,990

MULTI-LINE—FOREIGN	0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[a]		1,013,238	26,850,807
PartnerRe Ltd., 5.875%, Series I (Bermuda)[a]		797,157	20,614,480

			47,465,287

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,b]		1,040,000	26,748,800

REINSURANCE	0.6%
Arch Capital Group Ltd., 5.25%, Series Ea		335,754	8,041,308
Arch Capital Group Ltd., 5.45%, Series Fa		729,955	18,088,285
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56[b]		632,715	17,273,120

			43,402,713

TOTAL INSURANCE			241,258,418

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
AT&T, Inc., 5.625%, due 8/1/67		720,000	19,238,400

PIPELINES	1.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b]		1,226,168	32,002,985
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ca,b		852,747	20,193,049
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,b		1,057,207	25,816,995
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,b		850,000	21,190,500

			99,203,529

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REAL ESTATE	2.5%
DIVERSIFIED	0.3%
Colony Capital, Inc., 8.75%, Series Ea		539,286	$13,406,650
Colony Capital, Inc., 7.15%, Series Ia		118,380	2,586,603
Wells Fargo Real Estate Investment Corp., 6.375%, Series Aa		255,583	6,571,039

			22,564,292

HOTEL	0.2%
Hersha Hospitality Trust, 6.875%, Series Ca		199,569	5,028,141
Summit Hotel Properties, Inc., 6.25%, Series Ea		80,000	2,056,000
Sunstone Hotel Investors, Inc., 6.95%, Series Ea		255,000	6,948,750

			14,032,891

INDUSTRIALS	0.1%
PS Business Parks, Inc., 5.75%, Series Ua		225,557	5,846,437

NET LEASE	0.8%
VEREIT, Inc., 6.70%, Series Fa		2,383,885	60,097,741

RESIDENTIAL—SINGLE FAMILY	0.5%
American Homes 4 Rent, 6.50%, Series Da		705,583	19,156,578
American Homes 4 Rent, 6.35%, Series Ea		650,000	17,524,000

			36,680,578

SHOPPING CENTERS	0.4%
COMMUNITY CENTER	0.3%
Saul Centers, Inc., 6.875%, Series Ca		244,655	6,556,754
SITE Centers Corp., 6.375%, Series Aa		522,264	13,302,064
SITE Centers Corp., 6.50%, Series Ja		210,253	5,344,631

			25,203,449

REGIONAL MALL	0.1%
Taubman Centers, Inc., 6.25%, Series Ka		178,765	4,631,801
Taubman Centers, Inc., 6.50%, Series Ja		170,050	4,371,986

			9,003,787

TOTAL SHOPPING CENTERS			34,207,236

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares		Value
SPECIALTY	0.2%
Digital Realty Trust, Inc., 6.625%, Series Ca		270,248		$7,429,118
Digital Realty Trust, Inc., 6.35%, Series Ia		440,656		11,505,528

				18,934,646

TOTAL REAL ESTATE				192,363,821

UTILITIES	1.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		262,483		7,063,418
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		1,089,875		28,096,977
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		1,313,225		34,314,569
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		681,041		17,877,326
Sempra Energy, 5.75%, due 7/1/79		137,500		3,445,750
Spire, Inc., 5.90%, Series Aa		358,925		9,411,014

				100,209,054

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,480,565,502)				1,526,671,404

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	76.2%
BANKS	13.8%
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		$68,465,000		71,525,385
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		26,216,000		28,332,024
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		69,712,000		75,998,977
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		58,935,000		65,363,924
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000		3,795,537
Citigroup, Inc., 5.90% to 2/15/23[a,b]		30,183,000		31,304,419
Citigroup, Inc., 5.95% to 1/30/23[a,b]		26,457,000		27,623,357
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		13,490,000		14,108,584
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,b		27,824,000		28,598,898
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		62,650,000		68,861,434
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b		16,800,000		17,329,536
CoBank ACB, 6.125%, Series Ga		175,200	†	18,089,400
CoBank ACB, 6.20% to 1/1/25, Series Ha,b		103,600	†	10,722,600

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
CoBank ACB, 6.25% to 10/1/22, Series Fa,b		$346,400	†	$36,177,150
CoBank ACB, 6.25% to 10/1/26, Series Ia,b		41,929,000		44,182,684
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,d		251,700	†	26,806,050
Farm Credit Bank of Texas, 10.00%, Series 1[a]		29,250	†	32,321,250
First Union Capital II, 7.95%, due 11/15/29, Series A		5,055,000		6,817,823
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b		24,580,000		25,194,500
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		19,817,000		20,846,790
JPMorgan Chase & Co., 6.053% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,c]		6,613,000		6,608,569
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		36,705,000		39,569,275
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b		10,000,000		10,683,150
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		87,535,000		96,808,896
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oa,b		4,637,000		4,950,693
SunTrust Banks, Inc., 5.125% to 12/15/27, Series Ha,b		17,780,000		17,463,516
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		30,810,000		33,518,045
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,b		6,995,000		7,323,520
Wells Fargo & Co., 6.18% (3 Month US LIBOR + 3.77%), Series K (FRN)[a,c]		121,366,000		122,173,084
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		43,700,000		51,530,309

				1,044,629,379

BANKS—FOREIGN	29.5%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,d,e]		22,530,000		24,886,751
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[a,b,e]		23,000,000		21,669,450
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)[a,b,e,f]		19,800,000		25,131,341
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		13,400,000		14,346,375
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,d]		51,938,000		55,416,023
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,e]		28,400,000		37,734,639
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,e,f]		39,550,000		41,478,062
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		48,000,000		50,374,320

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

	Principal Amount	Value
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,d,e]	$32,525,000	$33,889,912
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,b,d,e]	8,400,000	8,802,318
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,d,e]	12,900,000	13,782,360
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,b,d]	33,771,000	36,590,034
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d,e]	63,392,000	70,498,560
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,b,d,e]	58,000,000	61,427,800
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)[a,b,e,f]	8,000,000	10,379,326
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,e]	32,200,000	33,833,023
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,e]	46,430,000	51,243,398
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d,e]	79,900,000	92,643,411
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]	52,707,000	55,956,123
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,d,e]	20,624,000	22,743,075
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,e]	89,701,000	96,364,439
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,e]	15,400,000	14,104,167
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)[a,b,e,f]	9,000,000	10,497,077
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,b,e,f]	26,540,000	28,063,927
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[d]	27,429,945	37,050,998
Erste Group Bank AG, 5.125% to 10/15/25, Series EMTN (Austria)[a,b,e,f]	6,200,000	7,458,965
Erste Group Bank AG, 6.50% to 4/15/24 (Austria)[a,b,e,f]	14,200,000	18,538,570
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,d]	39,561,000	61,528,432
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	66,834,000	70,323,737
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	31,337,000	32,878,154

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

	Principal Amount	Value
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,b,e]	$53,458,000	$56,416,900
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e]	27,400,000	28,427,500
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,b,e,f]	27,900,000	29,441,782
Intesa Sanpaolo SpA, 7.75% to 1/11/27 (Italy)[a,b,e,f]	11,800,000	15,140,343
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	46,561,000	49,063,654
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	59,400,000	62,495,037
Nationwide Building Society, 10.25% (United Kingdom)[a,f]	17,131,000	32,932,391
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,e]	27,600,000	29,141,598
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[a,b]	7,700,000	9,836,750
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,b]	39,960,000	52,247,700
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	54,600,000	59,172,750
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,e]	87,310,000	94,316,627
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,d,e]	13,711,000	13,595,828
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,b,d,e]	58,400,000	61,541,920
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]	25,000,000	26,861,625
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,d,e]	44,867,000	49,504,229
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,b,d,e]	32,526,000	34,477,560
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]	44,666,000	47,489,561
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,f]	49,925,000	69,629,204
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,b,e,f]	31,000,000	32,868,525

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[a,b,e,f]		$25,700,000	$26,798,007
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		54,850,000	58,799,200
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		21,400,000	23,486,500
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,e]		51,200,000	54,372,608
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (Switzerland)[a,b,e,f]		4,965,000	5,069,836
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,b,e,f]		60,900,000	64,097,250
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,e,f]		16,200,000	19,476,289

			2,246,335,941

ELECTRIC	1.6%
INTEGRATED ELECTRIC	0.3%
CenterPoint Energy, Inc., 6.125% to 9/01/23, Series Aa,b		20,431,000	21,182,555

INTEGRATED ELECTRIC—FOREIGN	1.0%
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,f]		30,000,000	38,333,773
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[a,b,d]		16,750,000	17,096,976
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,d]		22,730,000	23,371,327

			78,802,076

REGULATED ELECTRIC	0.3%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bb		23,658,000	24,248,696

TOTAL ELECTRIC			124,233,327

FOOD	0.4%
Land O’ Lakes, Inc., 7.00%, 144Aa,d		13,325,000	12,658,750
Land O’ Lakes, Inc., 7.25%, 144Aa,d		15,285,000	14,979,300

			27,638,050

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	2.0%
General Electric Co., 5.00% to 1/21/21, Series Da,b		$162,552,000	$156,176,711

INSURANCE	19.5%
LIFE/HEALTH INSURANCE	6.9%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ad		60,099,000	75,820,598
MetLife, Inc., 5.25% to 6/15/20, Series Ca,b		21,600,000	21,775,500
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		18,525,000	19,572,033
MetLife, Inc., 6.40%, due 12/15/36		18,159,000	20,791,783
MetLife, Inc., 9.25%, due 4/8/38, 144Ad		72,907,000	102,186,087
MetLife, Inc., 10.75%, due 8/1/39		8,978,000	14,246,874
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		50,600,000	52,719,048
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45[b]		12,546,000	13,223,735
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		97,768,000	103,568,087
Prudential Financial, Inc., 5.70% to 9/15/28, due 9/15/48[b]		12,430,000	13,374,431
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[b]		19,901,000	21,102,125
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		50,759,000	52,712,206
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		14,221,000	15,013,323

			526,105,830

LIFE/HEALTH INSURANCE—FOREIGN	6.2%
Aegon NV, 5.625% to 4/15/29 (Netherlands)[a,b,e,f]		32,400,000	40,940,244
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,b,d]		26,400,000	28,398,876
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[a,b,d]		36,533,000	39,422,760
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,f]		21,419,000	23,799,722
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,b,d]		27,200,000	26,971,018
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)[b,f]		12,000,000	11,350,200
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)[b,d]		15,450,000	16,863,984

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,d]		$64,775,000	$70,217,396
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[b,d]		35,900,000	38,153,443
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[b,d]		24,280,000	25,599,982
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,d]		55,855,000	59,989,387
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)[f]		35,548,000	35,565,774
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,d]		48,350,000	53,802,430

			471,075,216

MULTI-LINE	1.0%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		27,592,000	28,412,586
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[b]		29,291,000	37,537,002
Hartford Financial Services Group, Inc., 4.643% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[c,d]		13,800,000	11,750,976

			77,700,564

MULTI-LINE—FOREIGN	0.9%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,d]		35,607,000	40,403,797
AXA SA, 8.60%, due 12/15/30 (France)		11,370,000	16,184,058
NN Group NV, 4.50% to 1/15/26 (Netherlands)[a,b,f]		9,500,000	11,955,669

			68,543,524

PROPERTY CASUALTY	1.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		35,550,000	37,959,223
Liberty Mutual Group Inc, 3.625% to 5/23/24, due 5/23/59, 144Ab,d		33,200,000	38,681,362

			76,640,585

PROPERTY CASUALTY—FOREIGN	3.5%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[a,b,d]		64,400,000	69,368,460

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,f]		$39,645,000		$41,699,639
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		33,158,000		36,109,725
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[b,d]		42,640,000		45,369,813
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[b,d]		37,600,000		40,363,600
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		35,893,000		36,216,575

				269,127,812

TOTAL INSURANCE				1,489,193,531

INTEGRATED TELECOMMUNICATIONS SERVICES	1.7%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ad		40,001	†	42,201,055
Telefonica Europe BV, 4.375% to 12/14/24 (Spain)[a,b,f]		4,000,000		4,947,864
Vodafone Group PLC, 4.20% to 7/3/28, due 10/3/78 (United Kingdom)[b,f]		9,500,000		11,442,566
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		67,675,000		73,095,763

				131,687,248

MATERIAL—METALS & MINING	1.2%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[b,d]		78,309,000		89,469,599

PIPELINES	2.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		52,026,000		52,365,210
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		65,027,000		65,903,564
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		21,275,000		21,083,099
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		76,666,000		78,806,515

				218,158,388

REAL ESTATE	0.3%
FINANCE	0.2%
AT Securities BV, 5.25% to 7/21/23 (Germany)[a,b,f]		11,500,000		11,303,062

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
SPECIALTY	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, due 5/15/26, 144Ad		$8,680,000	$8,972,950

			20,276,012

UTILITIES	3.3%
ELECTRIC UTILITIES	0.6%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		43,464,000	44,837,302

ELECTRIC UTILITIES—FOREIGN	2.5%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		85,222,000	91,484,112
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		84,026,000	97,260,095

			188,744,207

MULTI-UTILITIES	0.2%
NiSource, Inc., 5.65% to 6/15/23[a,b]		18,820,000	18,362,956

TOTAL UTILITIES			251,944,465

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,613,167,640)			5,799,742,651

CORPORATE BONDS	0.8%
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.4%
General Electric Co., 6.875%, due 1/10/39, Series GMTN		4,459,000	5,616,374
General Electric Co., 5.875%, due 1/14/38, Series MTN		22,380,000	25,378,611

			30,994,985

INSURANCE—LIFE/HEALTH INSURANCE	0.4%
Brighthouse Financial, Inc., 4.70%,, due 6/22/47		35,215,000	29,450,295

TOTAL CORPORATE BONDS (Identified cost—$55,704,789)			60,445,280

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[g]		102,663,227	$102,663,227

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$102,663,227)			102,663,227

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$7,324,097,951)	99.3%		7,561,375,564
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		56,095,493

NET ASSETS	100.0%		$7,617,471,057

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	235,727,170	USD	263,295,463	7/2/19	$(4,749,942)
Brown Brothers Harriman	EUR	26,331,011	USD	29,823,451	7/2/19	(117,546)
Brown Brothers Harriman	EUR	12,691,773	USD	14,381,530	7/2/19	(50,287)
Brown Brothers Harriman	GBP	34,378,954	USD	43,394,147	7/2/19	(265,382)
Brown Brothers Harriman	GBP	8,613,485	USD	10,940,582	7/2/19	1,892
Brown Brothers Harriman	GBP	18,400,000	USD	23,460,902	7/2/19	93,834
Brown Brothers Harriman	USD	312,855,025	EUR	274,749,954	7/2/19	(436,806)
Brown Brothers Harriman	USD	78,126,176	GBP	61,392,439	7/2/19	(160,890)
Brown Brothers Harriman	EUR	277,462,400	USD	316,735,815	8/2/19	423,084
Brown Brothers Harriman	GBP	63,801,358	USD	81,312,917	8/2/19	162,099
						$(5,099,944)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at June 30, 2019.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,133,865,534 which represents 28.0% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $1,932,044,653 or 25.4% of the net assets of the Fund.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $893,253,906 which represents 11.7% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Country Summary	% of Net Assets
United States	47.6
United Kingdom	12.1
France	9.2
Japan	6.2
Switzerland	5.9
Canada	4.9
Other	4.0
Netherlands	2.8
Australia	2.5
Italy	1.7
Bermuda	1.0
Spain	0.9
Hong Kong	0.7
Germany	0.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$7,324,097,951)	$7,561,375,564
Foreign currency, at value (Identified cost—$1,397,392)	1,401,626
Cash	247,401
Receivable for:
Dividends and interest	90,746,872
Fund shares sold	26,453,909
Investment securities sold	19,131,224
Unrealized appreciation on forward foreign currency exchange contracts	680,909
Other assets	80,729

Total Assets	7,700,118,234

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	5,780,853
Payable for:
Investment securities purchased	43,119,280
Fund shares redeemed	17,576,298
Dividends declared	10,038,550
Investment advisory fees	4,255,093
Shareholder servicing fees	757,964
Administration fees	307,637
Distribution fees	77,647
Directors’ fees	2,840
Other liabilities	731,015

Total Liabilities	82,647,177

NET ASSETS	$7,617,471,057

NET ASSETS consist of:
Paid-in capital	$7,446,954,180
Total distributable earnings/(accumulated loss)	170,516,877

$7,617,471,057

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2019 (Unaudited)

CLASS A SHARES:
NET ASSETS	$753,612,237
Shares issued and outstanding ($0.001 par value common stock outstanding)	54,730,975

Net asset value and redemption price per share	$13.77

Maximum offering price per share ($13.77 ÷ 0.9625)[a]	$14.31

CLASS C SHARES:
NET ASSETS	$692,686,898
Shares issued and outstanding ($0.001 par value common stock outstanding)	50,604,305

Net asset value and offering price per share[b]	$13.69

CLASS F SHARES:
NET ASSETS	$798,742,026
Shares issued and outstanding ($0.001 par value common stock outstanding)	57,901,374

Net asset value, offering and redemption price per share	$13.79

CLASS I SHARES:
NET ASSETS	$5,365,282,864
Shares issued and outstanding ($0.001 par value common stock outstanding)	388,766,731

Net asset value, offering and redemption price per share	$13.80

CLASS R SHARES:
NET ASSETS	$2,656,024
Shares issued and outstanding ($0.001 par value common stock outstanding)	192,676

Net asset value, offering and redemption price per share	$13.78

CLASS Z SHARES:
NET ASSETS	$4,491,008
Shares issued and outstanding ($0.001 par value common stock outstanding)	325,496

Net asset value, offering and redemption price per share	$13.80

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Interest income	$143,830,855
Dividend income (net of $11,615 of foreign withholding tax)	49,120,394

Total Investment Income	192,951,249

Expenses:
Investment advisory fees	23,888,667
Distribution fees—Class A	885,750
Distribution fees—Class C	2,524,453
Distribution fees—Class R	6,439
Shareholder servicing fees—Class A	354,300
Shareholder servicing fees—Class C	841,484
Shareholder servicing fees—Class I	1,414,690
Administration fees	1,998,176
Transfer agent fees and expenses	556,092
Shareholder reporting expenses	189,586
Registration and filing fees	176,263
Directors’ fees and expenses	162,414
Custodian fees and expenses	106,413
Professional fees	46,302
Miscellaneous	122,616

Total Expenses	33,273,645
Reduction of Expenses (See Note 2)	(190,093)

Net Expenses	33,083,552

Net Investment Income (Loss)	159,867,697

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	6,276,833
Written option contracts	3,403,743
Forward foreign currency exchange contracts	8,158,850
Foreign currency transactions	32,769

Net realized gain (loss)	17,872,195

Net change in unrealized appreciation (depreciation) on:
Investments in securities	519,083,793
Written option contracts	(1,980,383)
Forward foreign currency exchange contracts	(4,156,346)
Foreign currency translations	44,748

Net change in unrealized appreciation (depreciation)	512,991,812

Net Realized and Unrealized Gain (Loss)	530,864,007

Net Increase (Decrease) in Net Assets Resulting from Operations	$690,731,704

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$159,867,697	$320,832,791
Net realized gain (loss)	17,872,195	10,827,766
Net change in unrealized appreciation (depreciation)	512,991,812	(671,108,853)

Net increase (decrease) in net assets resulting from operations	690,731,704	(339,448,296)

Distributions to Shareholders:
Class A	(19,016,864)	(42,389,102)
Class C	(15,849,325)	(33,859,370)
Class F	(19,991,055)	(35,437,667)
Class I	(135,869,564)	(261,784,834)
Class R	(67,042)	(119,135)
Class Z	(86,168)	(99,043)
Tax Return of Capital to Shareholders:
Class A	—	(1,089,761)
Class C	—	(991,041)
Class F	—	(841,722)
Class I	—	(6,311,802)
Class R	—	(3,051)
Class Z	—	(2,290)

Total distributions	(190,880,018)	(382,928,818)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,400,662,538	(1,466,957,445)

Total increase (decrease) in net assets	1,900,514,224	(2,189,334,559)
Net Assets:
Beginning of period	5,716,956,833	7,906,291,392

End of period	$7,617,471,057	$5,716,956,833

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

		Class A
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.75	$14.14	$13.41	$13.57	$13.56	$12.87

Income (loss) from investment operations:

Net investment income (loss)[a]	0.30	0.59	0.60	0.62	0.65	0.71
Net realized and unrealized gain (loss)	1.08	(1.27)	0.86	(0.05)	0.12	0.76

Total from investment operations	1.38	(0.68)	1.46	0.57	0.77	1.47

Less dividends and distributions to shareholders from:

Net investment income	(0.36)	(0.65)	(0.65)	(0.62)	(0.64)	(0.69)
Net realized gain	—	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	—	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.36)	(0.71)	(0.73)	(0.73)	(0.76)	(0.78)

Net increase (decrease) in net asset value	1.02	(1.39)	0.73	(0.16)	0.01	0.69

Net asset value, end of period	$13.77	$12.75	$14.14	$13.41	$13.57	$13.56

Total return[b,c]	10.88%[d]	–4.96%	11.04%	4.23%	5.78%	11.61%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$753.6	$661.8	$981.8	$926.0	$779.4	$568.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.15%[e]	1.15%	1.16%	1.18%	1.19%	1.19%

Expenses (net of expense reduction)	1.15%[e]	1.15%	1.16%	1.18%	1.17%	1.12%

Net investment income (loss) (before expense reduction)	4.49%[e]	4.31%	4.24%	4.56%	4.75%	5.18%

Net investment income (loss) (net of expense reduction)	4.49%[e]	4.31%	4.24%	4.56%	4.77%	5.25%

Portfolio turnover rate	25%[d]	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class C
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.68	$14.06	$13.34	$13.50	$13.49	$12.81

Income (loss) from investment operations:

Net investment income (loss)[a]	0.25	0.50	0.50	0.53	0.56	0.62
Net realized and unrealized gain (loss)	1.07	(1.26)	0.85	(0.05)	0.12	0.75

Total from investment operations	1.32	(0.76)	1.35	0.48	0.68	1.37

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.56)	(0.55)	(0.53)	(0.55)	(0.60)
Net realized gain	—	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	—	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.31)	(0.62)	(0.63)	(0.64)	(0.67)	(0.69)

Net increase (decrease) in net asset value	1.01	(1.38)	0.72	(0.16)	0.01	0.68

Net asset value, end of period	$13.69	$12.68	$14.06	$13.34	$13.50	$13.49

Total return[b,c]	10.50%[d]	–5.54%	10.30%	3.60%	5.09%	10.85%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$692.7	$650.9	$838.1	$857.0	$683.5	$548.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.80%[e]	1.80%	1.81%	1.83%	1.84%	1.84%

Expenses (net of expense reduction)	1.80%[e]	1.80%	1.81%	1.83%	1.82%	1.77%

Net investment income (loss) (before expense reduction)	3.83%[e]	3.68%	3.59%	3.91%	4.08%	4.53%

Net investment income (loss) (net of expense reduction)	3.83%[e]	3.68%	3.59%	3.91%	4.10%	4.60%

Portfolio turnover rate	25%[d]	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class F
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	For the Period April 3, 2017[a] through December 31, 2017
Net asset value, beginning of period	$12.77	$14.16	$13.82

Income (loss) from investment operations:

Net investment income (loss)[b]	0.32	0.64	0.53
Net realized and unrealized gain (loss)	1.08	(1.27)	0.40

Total from investment operations	1.40	(0.63)	0.93

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.70)	(0.51)
Net realized gain	—	(0.04)	(0.08)
Tax return of capital	—	(0.02)	—

Total dividends and distributions to shareholders	(0.38)	(0.76)	(0.59)

Net increase (decrease) in net asset value	1.02	(1.39)	0.34

Net asset value, end of period	$13.79	$12.77	$14.16

Total return[c]	11.05%[d]	–4.62%	6.79%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$798.7	$560.0	$616.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80%[e]	0.80%	0.81%[e]

Expenses (net of expense reduction)	0.80%[e]	0.80%	0.81%[e]

Net investment income (loss) (before expense reduction)	4.85%[e]	4.71%	5.20%[e]

Net investment income (loss) (net of expense reduction)	4.85%[e]	4.71%	5.20%[e]

Portfolio turnover rate	25%[d]	51%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class I
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.78	$14.17	$13.44	$13.60	$13.58	$12.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.32	0.63	0.64	0.67	0.70	0.76
Net realized and unrealized gain (loss)	1.08	(1.27)	0.86	(0.06)	0.12	0.76

Total from investment operations	1.40	(0.64)	1.50	0.61	0.82	1.52

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.69)	(0.69)	(0.66)	(0.68)	(0.73)
Net realized gain	—	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	—	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.38)	(0.75)	(0.77)	(0.77)	(0.80)	(0.82)

Net increase (decrease) in net asset value	1.02	(1.39)	0.73	(0.16)	0.02	0.70

Net asset value, end of period	$13.80	$12.78	$14.17	$13.44	$13.60	$13.58

Total return[b]	11.01%[c]	–4.66%	11.37%	4.58%	6.20%	12.00%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$5,365.3	$3,840.0	$5,466.7	$4,525.8	$3,228.7	$2,047.6

Ratios to average daily net assets:

Expenses (before expense reduction)	0.86%[d]	0.86%	0.87%	0.88%	0.88%	0.90%

Expenses (net of expense reduction)	0.85%[d]	0.85%	0.85%	0.85%	0.83%	0.77%

Net investment income (loss) (before expense reduction)	4.80%[d]	4.61%	4.53%	4.86%	5.07%	5.49%

Net investment income (loss) (net of expense reduction)	4.81%[d]	4.62%	4.55%	4.89%	5.12%	5.62%

Portfolio turnover rate	25%[c]	51%	36%	51%	46%	41%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class R
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$12.77	$14.15	$13.42	$13.60	$13.58	$13.55

Income (loss) from investment operations:

Net investment income (loss)[b]	0.29	0.57	0.57	0.62	0.64	0.17
Net realized and unrealized gain (loss)	1.07	(1.26)	0.86	(0.08)	0.12	0.05

Total from investment operations	1.36	(0.69)	1.43	0.54	0.76	0.22

Less dividends and distributions to shareholders from:

Net investment income	(0.35)	(0.63)	(0.62)	(0.61)	(0.62)	(0.10)
Net realized gain	—	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	—	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.35)	(0.69)	(0.70)	(0.72)	(0.74)	(0.19)

Net increase (decrease) in net asset value	1.01	(1.38)	0.73	(0.18)	0.02	0.03

Net asset value, end of period	$13.78	$12.77	$14.15	$13.42	$13.60	$13.58

Total return[c]	10.70%[d]	–5.03%	10.86%	4.00%	5.67%	1.66%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$2,656.0	$2,320.8	$2,428.5	$4,094.7	$204.8	$10.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.30%[e]	1.30%	1.31%	1.33%	1.34%	1.36%[e]

Expenses (net of expense reduction)	1.30%[e]	1.30%	1.31%	1.33%	1.33%	1.30%[e]

Net investment income (loss) (before expense reduction)	4.34%[e]	4.22%	4.09%	4.49%	4.73%	4.88%[e]

Net investment income (loss) (net of expense reduction)	4.34%[e]	4.22%	4.09%	4.49%	4.74%	4.94%[e]

Portfolio turnover rate	25%[d]	51%	36%	51%	46%	41%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class Z
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$12.78	$14.16	$13.43	$13.59	$13.58	$13.55

Income (loss) from investment operations:

Net investment income (loss)[b]	0.33	0.64	0.66	0.69	0.71	0.18
Net realized and unrealized gain (loss)	1.07	(1.26)	0.84	(0.08)	0.10	0.06

Total from investment operations	1.40	(0.62)	1.50	0.61	0.81	0.24

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.70)	(0.69)	(0.66)	(0.68)	(0.12)
Net realized gain	—	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	—	(0.02)	—	(0.01)	(0.06)	—

Total dividends and distributions to shareholders	(0.38)	(0.76)	(0.77)	(0.77)	(0.80)	(0.21)

Net increase (decrease) in net asset value	1.02	(1.38)	0.73	(0.16)	0.01	0.03

Net asset value, end of period	$13.80	$12.78	$14.16	$13.43	$13.59	$13.58

Total return[c]	11.04%[d]	-4.55%	11.41%	4.59%	6.13%	1.78%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$4,491.0	$1,934.2	$862.2	$141.6	$32.4	$10.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80%[e]	0.80%	0.81%	0.83%	0.84%	0.85%[e]

Expenses (net of expense reduction)	0.80%[e]	0.80%	0.81%	0.83%	0.83%	0.80%[e]

Net investment income (loss) (before expense reduction)	4.91%[e]	4.76%	4.70%	5.07%	5.20%	5.35%[e]

Net investment income (loss) (net of expense reduction)	4.91%[e]	4.76%	4.70%	5.07%	5.21%	5.40%[e]

Portfolio turnover rate	25%[d]	51%	36%	51%	46%	41%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

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broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

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•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange-Traded Funds	$71,853,002	$71,853,002	$—	$—
Preferred Securities—
$25 Par Value:
Banks	495,070,790	472,123,390	22,947,400	—
Electric—Integrated Electric	18,673,221	9,445,338	9,227,883	—
Real Estate—Hotel	14,032,891	9,004,750	5,028,141	—
Other Industries	998,894,502	998,894,502	—	—
Preferred Securities—
Capital Securities	5,799,742,651	—	5,799,742,651	—
Corporate Bonds	60,445,280	—	60,445,280	—
Short-Term Investments	102,663,227	—	102,663,227	—

Total Investments in Securities[a]	$7,561,375,564	$1,561,320,982	$6,000,054,582	$—

Forward Foreign Currency Exchange Contracts	$680,909	$—	$680,909	$—

Total Derivative Assets[a]	$680,909	$—	$680,909	$—

Forward Foreign Currency Exchange Contracts	$(5,780,853)	$—	$(5,780,853)	$—

Total Derivative Liabilities[a]	$(5,780,853)	$—	$(5,780,853)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for

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certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2019, the Fund did not have any option contracts outstanding.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2019 the investment advisor considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain and/or return of capital upon the final determination of the Fund’s taxable net income after December 31, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the six months ended June 30, 2019 and through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2019, fees waived and/or expenses reimbursed totaled $190,093.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $1,706,333 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

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There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2019, the Fund has been advised that the distributor received $72,579, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $5,000 and $15,035 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $35,053 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2019, totaled $3,024,970,705 and $1,666,140,487, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2019 and the effect of derivatives held during the year ended June 30, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$680,909	Unrealized depreciation	$5,780,853

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$8,158,850	$(4,156,346)
Purchased Option Contracts[a]—Over-the- Counter	Net Realized and Unrealized Gain (Loss)	(4,845,353)	2,943,007
Written Option Contracts—Over-the-Counter	Net Realized and Unrealized Gain (Loss)	3,403,743	(1,980,383)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2019:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$276,699,572	$267,820,259	$267,664,959

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for purchased and written options, respectively.

Note 5. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$7,324,097,951

Gross unrealized appreciation on investments	$258,842,436
Gross unrealized depreciation on investments	(26,664,767)

Net unrealized appreciation (depreciation) on investments	$232,177,669

The Fund incurred short-term capital losses of $18,146,686 and long-term capital losses of $28,465,024 after October 31, 2018 that it has elected to defer until the following year.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

On March 19, 2019, the Fund’s Board of Directors approved the deregistration of Class T shares. The Fund is now authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	9,070,832	$121,796,048	13,272,192	$180,638,381
Issued as reinvestment of dividends and distributions	1,125,466	15,167,907	2,597,753	34,979,816
Redeemed	(7,360,604)	(98,973,083)	(33,422,213)	(451,098,251)

Net increase (decrease)	2,835,694	$37,990,872	(17,552,268)	$(235,480,054)

Class C:
Sold	3,160,938	$42,151,273	4,449,206	$60,120,673
Issued as reinvestment of dividends and distributions	779,399	10,440,717	1,700,659	22,753,362
Redeemed	(4,673,505)	(62,312,886)	(14,419,514)	(192,727,879)

Net increase (decrease)	(733,168)	$(9,720,896)	(8,269,649)	$(109,853,844)

Class F:
Sold	20,311,240	$272,723,582	18,487,801	$253,312,856
Issued as reinvestment of dividends and distributions	1,435,251	19,388,537	2,518,305	33,810,462
Redeemed	(7,686,735)	(103,383,884)	(20,697,290)	(278,200,568)

Net increase (decrease)	14,059,756	$188,728,235	308,816	$8,922,750

Class I:
Sold	134,051,583	$1,796,708,329	129,353,351	$1,756,186,146
Issued as reinvestment of dividends and distributions	6,606,374	89,300,395	12,580,178	169,734,426
Redeemed	(52,368,355)	(704,845,052)	(227,323,729)	(3,057,872,621)

Net increase (decrease)	88,289,602	$1,181,163,672	(85,390,200)	$(1,131,952,049)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class R:
Sold	24,747	$329,299	109,638	$1,491,812
Issued as reinvestments of dividends and distributions	4,971	67,042	8,397	112,585
Redeemed	(18,839)	(254,405)	(107,806)	(1,446,548)

Net increase (decrease)	10,879	$141,936	10,229	$157,849

Class Z:
Sold	199,444	$2,703,731	119,109	$1,634,449
Issued as reinvestment of dividends and distributions	4,860	65,937	4,900	65,852
Redeemed	(30,194)	(410,950)	(33,507)	(452,398)

Net increase (decrease)	174,110	$2,358,718	90,502	$1,247,903

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund had adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On September 11, 2018, the Fund’s Board of Directors approved a change to the Fund’s blended benchmark from 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index to 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and relevant linked blended benchmark during the period. The Board of Directors noted that the Fund outperformed the Peer Funds’ median for the one-year period ended March 31, 2019, ranking first out of five peers. The Board of Directors noted that the Fund represented the Peer Funds’ medians for the three- and five-year periods ended March 31, 2019, ranking three out of five peers for each period. The Board of Directors considered that the Fund outperformed the relevant benchmark for the three-year period and underperformed for the one- and five-year periods ended March 31, 2019. The Board of Directors also considered that the Fund outperformed the linked blended benchmark for the three- and five-year periods and underperformed for the one-year period ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio represented the Peer Funds’ medians, with the Fund ranking third out of five peers for each. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors noted that the Fund has a breakpoint of 0.05% on assets under management over $8.5 billion; however, the reduced fee is not currently applicable due to the size of the Fund. In light of all the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a 0.05% breakpoint on assets under management over $8.5 billion; however the reduced fee is not currently applicable due to the size of the Fund. The Board of Directors also considered the Fund’s asset size and that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund, and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Cohen & Steers

Preferred

Securities and

Income Fund

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: August 30, 2019